Exhibit 10.1

EXECUTION COPY

     SECOND AMENDMENT, dated as of December 18, 2006 (this “Amendment”), to the CREDIT AGREEMENT dated as of July 8, 2005, as amended by the First Amendment dated as of December 7, 2006 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among EXPEDIA, INC., a Delaware corporation; EXPEDIA, INC., a Washington corporation; TRAVELSCAPE, LLC, a Nevada limited liability company (successor to TRAVELSCAPE, INC., a Nevada corporation); HOTELS.COM, a Delaware corporation; HOTWIRE, INC., a Delaware corporation; the other Borrowing Subsidiaries from time to time party thereto; the Lenders from time to time party thereto; JPMORGAN CHASE BANK, N.A., as Administrative Agent; and J.P. Morgan Europe Limited, as London Agent.

WITNESSETH:

     WHEREAS, the Lenders have agreed to extend credit to the Borrowers under the Credit Agreement on the terms and subject to the conditions set forth therein; and

     WHEREAS, the Company has requested that the Lenders amend certain provisions of the Credit Agreement and the Lenders under the Credit Agreement whose signatures appear below, constituting at least the Required Lenders, are willing to amend the Credit Agreement on the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble hereto) have the meanings assigned to them in the Credit Agreement.

     SECTION 2. Amendment of Section 6.11. Section 6.11 of the Credit Agreement is hereby amended in its entirety to read as follows:

               “SECTION 6.11. Consolidated Net Worth. The Company will not at any time permit Consolidated Net Worth to be less than the sum at such time of (a) US$4,500,000,000 and (b) commencing with the fiscal quarter beginning on January 1, 2007, 50% of the Company’s Consolidated Net Income for each fiscal quarter of the Company for which Consolidated Net Income is positive and for which financial statements shall have been delivered under Section 5.01(a) or (b).”

     SECTION 3. Representations, Warranties and Agreements. The Company, as to itself and each of the Subsidiaries, hereby represents and warrants to and agrees with each Lender and the Agents that:

2

     (a) The representations and warranties set forth in Article III of the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the Amendment Effective Date (as defined below) and after giving effect to this Amendment, with the same effect as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they were true and correct as of such earlier date.

     (b) As of the Amendment Effective Date, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

     SECTION 4. Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which the Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the authorized signatures of the Company and Lenders constituting at least the Required Lenders.

     SECTION 5. Credit Agreement. Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms “Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as modified hereby.

     SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     SECTION 7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart hereof.

     SECTION 8. Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

3

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed by their respective authorized officers as of the date first above written.

EXPEDIA, INC., a Delaware corporation,

by: /s/ Bret Myers
Name: Bret Myers
Title: Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., individually
and as Administrative Agent,

by: /s/ Peter B. Thauer
Name: Peter B. Thauer
Title: Vice President

To approve the Second Amendment to the Expedia, Inc. Credit Agreement:

Name of Institution:
Fifth Third Bank

by:	/s/ Gary S. Losey
Name: Gary S. Losey
Title: Vice President

by:	_______________________1
Name:
Title:

1	For any institution requiring a second signature line.

To approve the Second Amendment to the Expedia, Inc. Credit Agreement:

Name of Institution:
Wachovia Bank, N.A.

by:	/s/ Scott Suddreth
Name: Scott Suddreth
Title: Vice President

To approve the Second Amendment to the Expedia, Inc. Credit Agreement:

Name of Institution:
The Royal Bank of Scotland, plc

by:	/s/ William McGinty
Name: William McGinty
Title: Senior Vice President

To approve the Second Amendment to the Expedia, Inc. Credit Agreement:

Name of Institution:
Bank of America, N.A.

by:	/s/ John Margetanski
Name: John Margetanski
Title: Vice President

by:	____________________1
Name:
Title:

1	For any institution requiring a second signature line.

To approve the Second Amendment to the Expedia, Inc. Credit Agreement:

Name of Institution:
U.S. BANK NATIONAL ASSOCIATION

by:	/s/ Kurban H. Merchant
Name: Kurban H. Merchant
Title: Vice President

To approve the Second Amendment to the Expedia, Inc. Credit Agreement:

Name of Institution:
BNP Paribas

by:	/s/ Nuala Marley
Name: Nuala Marley
Title: Managing Director

by:	/s/ Nanette Baudon 1
Name: Nanette Baudon
Title: Vice President

1	For any institution requiring a second signature line.

To approve the Second Amendment to the Expedia, Inc. Credit Agreement:

Name of Institution:
Societe Generale

by:	/s/ Nigel Elvey
Name: Nigel Elvey
Title: Vice President

To approve the Second Amendment to the Expedia, Inc. Credit Agreement:

Name of Institution:
BARCLAYS BANK PLC

by:	/s/ David Barton
Name: David Barton
Title: Associate Director

To approve the Second Amendment to the Expedia, Inc. Credit Agreement:

Name of Institution:
Sumitomo Mitsui Banking Corporation

by:	/s/ Leo E. Pagarigan
Name: Leo E. Pagarigan
Title: Joint General Manager

by:	____________________1
Name:
Title:

1	For any institution requiring a second signature line.

To approve the Second Amendment to the Expedia, Inc. Credit Agreement:

Name of Institution:
HSBC Bank USA, National Association

by:	/s/ Darren Pinsker
Name: Darren Pinsker
Title: Senior Vice President

To approve the Second Amendment to the Expedia, Inc. Credit Agreement:

Name of Institution: Mizuho Corporate Bank, Ltd.

by:	/s/ Leon Mo
Name: Leon Mo
Title: Senior Vice President

by:	____________________1
Name:
Title:

1	For any institution requiring a second signature line.

To approve the Second Amendment to the Expedia, Inc. Credit Agreement:

Name of Institution:
United Overseas Bank Limited, New York Agency

by:	/s/ George Lim
Name: George Lim
Title: FVP and General Manager

by:	/s/ Mario Sheng
Name: Mario Sheng
Title: AVP